Exhibit 99.1



                                  PRIME GROUP
                                  REALTY TRUST






                   Supplemental Operating and Financial Data

                    For the Quarter Ended December 31, 2004






This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.



Certain statements in this release regarding anticipated operating results and time are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the statements and projections are based upon reasonable assumptions, actual results may differ from those projected. Key factors that could cause actual results to differ materially include economic downturns, successful and timely completion of acquisitions, renovations and development programs, leasing activities and other risks associated with the commercial real estate business, and as detailed in the Company's filings from time to time with the Securities and Exchange Commission.

                          Prime Group Realty Trust
                             Fourth Quarter 2004

                                    Index
-----------------------------------------------------------------------------


                                                                         Page
                                                                         ----
Investor Information                                                       1
Capital Structure                                                          2
Financial Highlights                                                       3
Debt Schedule                                                              6
Scheduled Principal Payments and Debt Maturities                           8
Property Summary                                                           9
Restricted Cash Escrow Summary                                            10
Tenant Improvements, Leasing Commissions, and Capital Expenditures        11
Same-Store Operating Income and Net Operating Income Comparison           12
Leasing Activity                                                          13
Tenant Retention                                                          15
Lease Expiration Summary                                                  17
Largest Tenants                                                           19
Portfolio by North American Industry Classification System (NAICS) Code   20
Board of Trustees and Officers                                            21

                            Prime Group Realty Trust
                              Fourth Quarter 2004

                              Investor Information
--------------------------------------------------------------------------------


Corporate Headquarters:              Stock Exchange Listing and Trading Symbols:
-----------------------              -------------------------------------------
77 West Wacker Drive, Suite 3900     New York Stock Exchange
Chicago, Illinois 60601              Common Shares Trading Symbol: PGE
Telephone: (312) 917-1300            Preferred Shares Trading Symbol: PGEPRB
Facsimile:  (312) 917-1310
Website: www.pgrt.com


Investor Relations:                  Transfer Agent Services:
-------------------                  ------------------------
Telephone: (312) 917-8788            LaSalle Bank N.A.
Facsimile:  (312) 917-1597           Telephone: (800) 246-5761
E-mail: investorrelations@pgrt.com


Independent Public Accountants:
-------------------------------
Ernst & Young, LLP
Chicago, Illinois

                                   Prime Group Realty Trust
                                      Fourth Quarter 2004

                           Capital Structure as of December 31, 2004
-----------------------------------------------------------------------------------------------

Equity:                                                   Shares      Closing
------                                                  Outstanding    Price
                                                        ------------------------
Common Shares                                           23,681,371        $6.43   $152,271,216
Operating Partnership Units                              3,076,586         6.43     19,782,448
Series B Preferred Shares and Accrued Distributions                                113,500,000
                                                                                ---------------
  Equity Market Capitalization                                                    $285,553,664
                                                                                ---------------


Debt:
----
Mortgages and Notes Payable                                                       $427,445,000
                                                                                ---------------
  Total Debt(1)                                                                   $427,445,000
                                                                                ---------------


Total Market Capitalization                                                       $712,998,664
                                                                                ===============

(1) Excludes joint venture debt.


                                                     Prime Group Realty Trust
                                                       Fourth Quarter 2004

                                                       Financial Highlights
----------------------------------------------------------------------------------------------------------------------------------


                                                                                      Three Months Ended
                                                           -----------------------------------------------------------------------
Consolidated Statements of Operations (per GAAP):(1)       Dec 31, 2004  Sep 30, 2004  Jun 30, 2004   Mar 31, 2004   Dec 31, 2003
--------------------------------------------------         ------------- ------------- ------------- -------------- --------------

Rental Revenue and Tenant Reimbursements                    $26,787,000   $27,097,000   $27,186,000    $27,343,000    $26,103,000
Other Revenue                                                 2,271,000     1,835,000     1,870,000      2,161,000      1,467,000
                                                           ------------- ------------- ------------- -------------- --------------
Total Revenue                                                29,058,000    28,932,000    29,056,000     29,504,000     27,570,000
Provision for Asset Impairment                                        -             -             -              -     (1,048,000)
Other Expenses                                              (24,282,000)  (23,560,000)  (23,189,000)   (23,160,000)   (22,774,000)
                                                           ------------- ------------- ------------- -------------- --------------
Operating Income                                              4,776,000     5,372,000     5,867,000      6,344,000      3,748,000
Other Income and Loss from Investments in Unconsolidated
 Entities                                                    (3,506,000)   (2,910,000)   (4,212,000)    (2,633,000)    (3,684,000)
Interest Expense                                             (6,814,000)   (7,271,000)   (7,205,000)    (7,210,000)    (8,337,000)
Amortization of Deferred Financing Costs                       (426,000)     (456,000)     (422,000)      (363,000)    (3,362,000)
                                                           ------------- ------------- ------------- -------------- --------------
Loss from Continuing Operations before Minority Interests    (5,970,000)   (5,265,000)   (5,972,000)    (3,862,000)   (11,635,000)
Minority Interests                                              966,000       805,000     1,043,000        644,000      1,598,000
                                                           ------------- ------------- ------------- -------------- --------------
Loss from Continuing Operations                              (5,004,000)   (4,460,000)   (4,929,000)    (3,218,000)   (10,037,000)
Discontinued Operations Net of Minority Interests             6,829,000     1,628,000        28,000     (1,764,000)   (36,648,000)
Loss on Sales of Real Estate                                   (397,000)      (17,000)      (61,000)       (18,000)      (646,000)
                                                           ------------- ------------- ------------- -------------- --------------
Net Loss                                                      1,428,000    (2,849,000)   (4,962,000)    (5,000,000)   (47,331,000)
Net Income Allocated to Preferred Shareholders               (2,250,000)   (2,250,000)   (2,250,000)    (2,250,000)    (2,250,000)
                                                           ------------- ------------- ------------- -------------- --------------
Net Loss Available to Common Shareholders                     $(822,000)  $(5,099,000)  $(7,212,000)   $(7,250,000)  $(49,581,000)
                                                           ============= ============= ============= ============== ==============

Net Loss per Weighted Average Share
  Available to Common Shareholders                               $(0.03)       $(0.22)       $(0.30)        $(0.31)        $(2.10)
                                                           ============= ============= ============= ============== ==============

(1) Prior period results reflect reclassification of properties sold during 2004 from continuing operations to discontinued operations.





                                                     Prime Group Realty Trust
                                                       Fourth Quarter 2004

                                                       Financial Highlights
----------------------------------------------------------------------------------------------------------------------------------

                                                                                        Three Months Ended
                                                                -----------------------------------------------------------------
Funds from Operations:(1)                                       Dec 31, 2004 Sep 30, 2004 Jun 30, 2004 Mar 31, 2004 Dec 31, 2003
-----------------------                                         ------------ ------------ ------------ ------------ -------------

Net Loss Available to Common Shareholders                         $(822,000) $(5,099,000) $(7,212,000) $(7,250,000) $(49,581,000)
Real Estate Depreciation and Amortization                         5,405,000    5,030,000    5,149,000    5,108,000     5,432,000
Amortization of Costs for Leases Assumed                             72,000       72,000       72,000       72,000       169,000
Joint Venture Adjustments                                         5,275,000    4,487,000    4,490,000    4,388,000     4,726,000
Adjustment for Discontinued Operations                           (6,907,000)      84,000    1,394,000    1,846,000    (2,793,000)
Loss on Sale of Operating Property, Net of Minority Interests       408,000       15,000       52,000       18,000             -
Minority Interests                                                 (966,000)    (805,000)  (1,043,000)    (644,000)   (1,598,000)
                                                                ------------ ------------ ------------ ------------ -------------
Funds from Operations Available to Common Share/Unit Holders     $2,465,000   $3,784,000   $2,902,000   $3,538,000  $(43,645,000)
                                                                ============ ============ ============ ============ =============

Funds from Operations per Weighted Average Share
  Available to Common Share/Unit Holders                              $0.09        $0.14        $0.11        $0.13        $(1.63)
                                                                ============ ============ ============ ============ =============



                                                                                        Three Months Ended
                                                                -----------------------------------------------------------------
Consolidated Statements of Cash Flows:                          Dec 31, 2004 Sep 30, 2004 Jun 30, 2004 Mar 31, 2004 Dec 31, 2003
--------------------------------------                          ------------ ------------ ------------ ------------ -------------

Net Cash Provided by/(Used in) Operating Activities              $3,864,000  $10,538,000  $10,725,000  $(3,019,000) $(10,700,000)
Net Cash Provided by/(Used in) Investing Activities              68,857,000   (7,120,000)  57,319,000   (2,443,000)  320,243,000
Net Cash Provided by/(Used in) Financing Activities             (38,762,000)  (3,595,000) (62,827,000)   5,586,000  (286,429,000)
                                                                ------------ ------------ ------------ ------------ -------------
Net Increase/(Decrease) in Cash and Cash Equivalents             33,959,000     (177,000)   5,217,000      124,000    23,114,000
Cash and Cash Equivalents at Beginning of the Period             37,772,000   37,949,000   32,732,000   32,608,000     9,494,000
                                                                ------------ ------------ ------------ ------------ -------------
Cash and Cash Equivalents at End of the Period                  $71,731,000  $37,772,000  $37,949,000  $32,732,000   $32,608,000
                                                                ============ ============ ============ ============ =============


(1) Prior period results reflect reclassification of properties sold during 2004 from continuing operations to discontinued operations.



                                                     Prime Group Realty Trust
                                                       Fourth Quarter 2004

                                                       Financial Highlights
----------------------------------------------------------------------------------------------------------------------------------

Consolidated Balance Sheets:                            Dec 31, 2004  Sep 30, 2004  Jun 30, 2004  Mar 31, 2004  Dec 31, 2003
---------------------------                             ------------- ------------- ------------- ------------- -------------

Total Assets                                            $767,363,000  $865,492,000  $870,596,000  $934,135,000  $948,781,000
                                                        ============= ============= ============= ============= =============

Mortgages and Notes Payable                             $427,445,000  $516,484,000  $517,829,000  $578,406,000  $572,820,000
Other Liabilities                                         75,340,000    83,504,000    82,292,000    77,944,000    90,820,000
Minority Interests                                        19,154,000    19,290,000    19,947,000    20,924,000    21,803,000
Shareholders' Equity                                     245,424,000   246,214,000   250,528,000   256,861,000   263,338,000
                                                        ------------- ------------- ------------- ------------- -------------
Total Liabilities and Shareholders' Equity              $767,363,000  $865,492,000  $870,596,000  $934,135,000  $948,781,000
                                                        ============= ============= ============= ============= =============



                                                                                  Three Months Ended
                                                        ---------------------------------------------------------------------
Common Stock (PGE) Data:                                Dec 31, 2004  Sep 30, 2004  Jun 30, 2004  Mar 31, 2004  Dec 31, 2003
------------------------                                ------------- ------------- ------------- ------------- -------------

High Closing Price                                             $6.43         $5.83         $6.48         $6.71         $6.55
Low Closing Price                                              $5.69         $5.15         $5.06         $6.06         $5.97
Average Closing Price                                          $6.18         $5.43         $5.55         $6.29         $6.25
End of Period Closing Price                                    $6.43         $5.70         $5.28         $6.44         $6.27
Outstanding Common Shares (end of period)                 23,681,371    23,681,371    23,681,371    23,671,996    23,670,522
Outstanding Operating Partnership Units (end of period)    3,076,586     3,076,586     3,076,586     3,076,586     3,076,586



                                                                                  Three Months Ended
                                                        ---------------------------------------------------------------------
Series B Preferred (PGEPRB) Data:                       Dec 31, 2004  Sep 30, 2004  Jun 30, 2004  Mar 31, 2004  Dec 31, 2003
--------------------------------                        ------------- ------------- ------------- ------------- -------------

High Closing Price                                            $25.80        $25.95        $25.42        $25.79        $24.35
Low Closing Price                                             $24.40        $23.96        $23.33        $23.85        $22.05
Average Closing Price                                         $25.07        $25.09        $24.39        $24.40        $22.99
End of Period Closing Price                                   $24.75        $25.39        $24.20        $25.79        $24.35
Outstanding Series B Preferred Shares (end of period)      4,000,000     4,000,000     4,000,000     4,000,000     4,000,000



                                                     Prime Group Realty Trust
                                                       Fourth Quarter 2004

                                            Debt Schedule as of December 31, 2004
----------------------------------------------------------------------------------------------------------------------------------

                                                                                               Maximum
                                                                                              Interest             Maturity
                                                                         Principal   Interest Rate with Maturity  Date with
        Collateral                       Lender             Debt Type     Balance      Rate     Hedge     Date    Extensions
        ----------                       ------             ---------- ------------- -------- --------- --------- ----------

Fixed Rate Debt:
----------------
Continental Towers(1)        Prudential C Life              Senior      $65,991,000     7.22%           01/05/13
Olympian/1051 Kirk Road      CIBC Oppenheimer               Senior       15,342,000     7.17%           05/01/08
Narco River Business Center  CIBC Oppenheimer               Senior        2,625,000     8.68%           12/01/09
Brush Hill Office Court      Deutsche Banc Mortgage Capital Senior        7,918,000     8.76%           01/01/10
7100 Madison Avenue          Greenwich Capital              Senior        3,775,000     8.44%           05/01/10
Jorie Plaza                  LaSalle Bank, N.A.             Senior       22,117,000     8.33%           12/01/10
208 South LaSalle Street     Capital Company of America     Senior       42,590,000     7.79%           04/11/13
Enterprise Office Center II  Deutsche Banc Mortgage Capital Senior        5,805,000     7.63%           03/01/11
180 North LaSalle Street     Greenwich Capital              Senior       66,282,000     5.43%           02/01/11
                                                                       -------------
  Total Fixed Rate Debt                                                $232,445,000
                                                                       -------------

Variable Rate Debt:
-------------------
IBM Plaza                    Lehman Brothers Bank FSB       Senior      130,212,000     3.83%     8.03% 03/09/06   03/09/08
IBM Plaza                    Lehman Brothers Bank FSB       Mezzanine    64,788,000     8.10%    12.30% 03/09/06   03/09/08
                                                                       -------------
  Total Variable Rate Debt                                             $195,000,000
                                                                       -------------

Total Debt                                                             $427,445,000
                                                                       =============

(1)  The maturity date for the Continental Towers senior loan is contingent upon an agreement between the lender and the
     Company,  related to a modification of the loan's  interest  rate and other major loan terms on or before April 30,
     2005,  that would change the interest rate on the loan from the current rate of 7.22%  as  described  in the  loan documents.  We can  retire  the Continental Towers senior loan without penalty on or before April 30, 2005.


                                                Prime Group Realty Trust
                                                  Fourth Quarter 2004

                                         Debt Schedule as of December 31, 2004
------------------------------------------------------------------------------------------------------------------------

                                                                                       Maximum
                                                                                      Interest             Maturity
                                                                 Principal   Interest Rate with Maturity  Date with
           Collateral                  Lender        Debt Type    Balance      Rate     Hedge     Date    Extensions
-------------------------------- ------------------- --------- ------------- -------- --------- --------- ----------

Non-Consolidated Joint Venture Debt:
------------------------------------
77 West Wacker Drive             Merrill Lynch       Senior    $166,000,000     5.70%           11/01/13
Bank One Center                  Helaba Bank         Senior     247,500,000     5.47%           10/01/10
Bank One Center                  Helaba Bank         Senior      22,500,000     5.18%           10/01/10
Thistle Landing                  Wells Fargo         Senior      24,118,000     5.50%           06/15/05
                                                               -------------
Total Non-Consolidated Joint Venture Debt                      $460,118,000
                                                               =============


                                                Prime Group Realty Trust
                                                  Fourth Quarter 2004

                                   Scheduled Principal Payments and Debt Maturities(1)
------------------------------------------------------------------------------------------------------------------------

                   Debt Retired on Initial Maturity Dates                       Extension Options Exercised
             ---------------------------------------------------   -----------------------------------------------------
              Scheduled                                             Scheduled
              Principal        Debt                     Percent     Principal        Debt                      Percent
   Year        Payments     Maturities       Total      of Debt      Payments     Maturities       Total       of Debt
----------   ------------ -------------- ------------- ---------   ------------ -------------- -------------- ----------
     2005    $ 3,997,000   $          -  $  3,997,000       0.9%   $ 3,997,000   $          -   $  3,997,000        0.9%
     2006      4,290,000    195,000,000   199,290,000      46.6%     4,290,000              -      4,290,000        1.0%
     2007      4,604,000              -     4,604,000       1.1%     4,604,000              -      4,604,000        1.1%
     2008      4,716,000     14,494,000    19,210,000       4.5%     4,716,000    209,494,000    214,210,000       50.1%
     2009      4,985,000      2,359,000     7,344,000       1.7%     4,985,000      2,359,000      7,344,000        1.7%
Thereafter    13,363,000    179,637,000   193,000,000      45.2%    13,363,000    179,637,000    193,000,000       45.2%
             ------------ -------------- ------------- ---------   ------------ -------------- -------------- ----------
Total        $35,955,000   $391,490,000  $427,445,000     100.0%   $35,955,000   $391,490,000   $427,445,000      100.0%
             ============ ============== ============= =========   ============ ============== ============== ==========


(1) Excludes joint venture debt.



                                                     Prime Group Realty Trust
                                                        Fourth Quarter 2004

                                             Property Summary as of December 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                          Percent Occupied
                                                      Year Built/     Net Rentable  Square Feet  ----------------------------------
           Property                 City/State         Renovated      Square Feet     Occupied      12/31/04    9/30/04   12/31/03
           --------                 ----------      ---------------- -------------- ------------ ------------ ---------- ----------

Wholly Owned Properties:
------------------------
180 North LaSalle Street        Chicago, IL               1972/1999        767,292      621,128         81.0%      80.6%      78.9%
208 South LaSalle Street        Chicago, IL               1914/1956        865,655      750,631         86.7%      86.8%      87.8%
IBM Plaza                       Chicago, IL                    1971      1,366,468    1,203,011         88.0%      88.2%      89.2%
7100 Madison                    Willowbrook, IL                1998         50,157       50,157        100.0%     100.0%     100.0%
Atrium Building                 Naperville, IL                 1979         65,385       58,395         89.3%      87.7%      89.1%
Brush Hill Office Court         Westmont, IL                   1986        109,982       97,556         88.7%      99.0%      99.0%
Continental Towers              Rolling Meadows, IL  1977/1979/1981        922,898      716,273         77.6%      80.3%      72.9%
Enterprise Office Center II     Westchester, IL           1998/1999         62,619       54,270         86.7%      86.7%      86.7%
Jorie Plaza                     Oak Brook, IL             1961/1992        191,666      191,666        100.0%     100.0%     100.0%
1051 Kirk Road (industrial)     Batavia, IL                    1990        120,004      120,004        100.0%     100.0%     100.0%
Narco River Business Center     Calumet City, IL               1981         64,977       52,595         80.9%      81.0%      81.1%
Olympian Office Center          Lisle, IL                      1989        165,534      146,289         88.4%      93.0%      91.9%
                                                                     -------------- ------------ ------------ ---------- ----------
Total Wholly Owned Properties                                            4,752,637    4,061,975         85.5%      86.4%      84.9%
                                                                     -------------- ------------ ------------ ---------- ----------

Joint Venture Properties:
-------------------------
Bank One Center                 Chicago, IL                    2003      1,503,238    1,088,753         72.4%      71.9%      67.7%
77 West Wacker Drive            Chicago, IL                    1992        944,556      886,183         93.8%      93.0%      91.0%
Thistle Landing                 Phoenix, AZ                    2000        383,509      282,503         73.7%      73.7%      57.2%
                                                                     -------------- ------------ ------------ ---------- ----------
Total Joint Venture Properties                                           2,831,303    2,257,439         79.7%      79.2%      74.1%
                                                                     ============== ============ ============ ========== ==========

Total Portfolio                                                          7,583,940    6,319,414         83.3%      83.7%      81.0%
                                                                     ============== ============ ============ ========== ==========



                       Prime Group Realty Trust
                         Fourth Quarter 2004

           Restricted Cash Escrows as of December 31, 2004
----------------------------------------------------------------------


                                                           Amount
                                                       ---------------
Wholly Owned Properties:
------------------------
Tenant Improvements and Leasing Commissions               $14,061,000
Lease Liability                                            10,395,000
Real Estate Taxes and Insurance                             7,946,000
Capital and Repairs                                         1,576,000
Other Escrow Accounts                                       8,796,000
                                                       ---------------
Total Wholly Owned Properties                             $42,774,000
                                                       ===============


Joint Venture Properties:
-------------------------
Tenant Improvements and Leasing Commissions               $20,749,000
Real Estate Taxes and Insurance                             3,039,000
Capital and Repairs                                         1,799,000
Other Escrow Accounts                                       1,378,000
                                                       ---------------
Total Joint Venture Properties                            $26,965,000
                                                       ===============


                                            Prime Group Realty Trust
                                               Fourth Quarter 2004

                       Tenant Improvements, Leasing Commissions, and Capital Expenditures
-----------------------------------------------------------------------------------------------------------------


                                                               Three Months Ended December 31, 2004
                                                 ----------------------------------------------------------------
                                                      Tenant         Leasing         Capital
                                                   Improvements    Commissions    Expenditures        Total
                                                 ---------------- -------------- --------------- ----------------

Wholly Owned Properties(1)                            $1,828,000     $1,095,000      $1,549,000       $4,472,000
                                                 ================ ============== =============== ================

Joint Venture Properties(2)                           $  120,000     $  101,000      $        -       $  221,000
                                                 ================ ============== =============== ================



                                                              Twelve Months Ended December 31, 2004
                                                 ----------------------------------------------------------------
                                                      Tenant         Leasing         Capital
                                                   Improvements    Commissions    Expenditures        Total
                                                 ---------------- -------------- --------------- ----------------

Wholly Owned Properties(1)                           $ 9,610,000     $2,662,000      $4,643,000      $16,915,000
                                                 ================ ============== =============== ================

Joint Venture Properties(2)                          $11,107,000     $2,803,000      $2,721,000      $16,631,000
                                                 ================ ============== =============== ================


(1) Excludes expenditures for properties divested during 2004.
(2) Includes expenditures for Bank One Center that were funded by the senior financing and escrows.


                                                 Prime Group Realty Trust
                                                   Fourth Quarter 2004

                        GAAP Reconciliation of Operating Income to Same-Store Net Operating Income
--------------------------------------------------------------------------------------------------------------------------


                                                                           Three Months Ended
                                              ----------------------------------------------------------------------------
                                                       December 31, 2004                       December 31, 2003
                                              ------------------------------------    ------------------------------------
                                                 Same      Corporate/                    Same      Corporate/
                                                 Store     Operating                     Store     Operating
                                              Properties  Partnership     Total       Properties  Partnership     Total
                                              ----------- ------------ -----------    ----------- ------------ -----------

Operating Income                              $4,776,000  $(3,977,000) $  799,000     $3,748,000  $(3,945,000) $ (197,000)
  Less: Properties not Held in Both Periods       (3,000)           -      (3,000)       302,000            -     302,000
                                              ----------- ------------ -----------    ----------- ------------ -----------
Same-Store Operating Income                    4,773,000   (3,977,000)    796,000      4,050,000   (3,945,000)    105,000

Less:
----
  Lease Termination Fees                         (18,000)           -     (18,000)      (401,000)           -    (401,000)
  Services Company Revenues                            -   (1,422,000) (1,422,000)             -     (766,000)   (766,000)
  Real Estate Taxes                                    -       19,000      19,000              -       25,000      25,000
  Depreciation and Amortization                4,927,000      812,000   5,739,000      5,335,000      421,000   5,756,000
  General and Administrative                           -    2,701,000   2,701,000              -    2,177,000   2,177,000
  Services Company Operations                          -      824,000     824,000              -      334,000     334,000
  Provision for asset impairment                       -            -           -                   1,048,000   1,048,000
  Severence Costs                                      -      (15,000)    (15,000)             -      701,000     701,000
  Strategic Alternatives Costs                         -    1,058,000   1,058,000              -        5,000       5,000
  Straight-Line Rent Adjustment                 (489,000)           -    (489,000)       319,000            -     319,000
                                              ----------- ------------ -----------    ----------- ------------ -----------

Same-Store Net Operating Income(1)            $9,193,000  $         -  $9,193,000     $9,303,000  $         -  $9,303,000
                                              =========== ============ ===========    =========== ============ ===========


Percentage Increase/(Decrease):
--------------------------------
Same-Store Operating Income                         17.9%
Same-Store Net Operating Income                      1.0%


(1) Same-store net operating income is a non-GAAP financial measure. In arriving at same-store net operating income, the
    Company excluded lease termination fee income, depreciation and amortization, and the effects of straight-line rent.
    The Company believes the exclusion of these items provides investors a meaningful comparison of income generated by the Company's properties.



                                   Prime Group Realty Trust
                                     Fourth Quarter 2004

                         Leasing Activity During Fourth Quarter 2004
----------------------------------------------------------------------------------------------


                                                Wholly           Joint
                                                Owned           Venture            Total
                                             Properties(1)     Properties        Portfolio
                                           ---------------- ---------------- -----------------

9/30/04 Square Feet Occupied                     4,109,877        2,240,911         6,350,788
9/30/04 Percent Occupied                              86.4%            79.2%             83.7%

----------------------------------------------------------- ---------------- -----------------

Number of New Leases Commencing                          5                2                 7
Square Feet of New Leases Commencing                21,733           16,528            38,261

----------------------------------------------------------- ---------------- -----------------

Number of Expansions Commencing                          4                -                 4
Square Feet of Expansions Commencing                 7,007                -             7,007

----------------------------------------------------------- ---------------- -----------------

Number of Move Outs                                     11                -                11
Square Feet of Move Outs                            72,948                -            72,948

----------------------------------------------------------- ---------------- -----------------

Number of Lease Terminations                             1                -                 1
Square Feet of Lease Terminations                    3,694                -             3,694

----------------------------------------------------------- ---------------- -----------------

12/31/04 Square Feet Occupied                    4,061,975        2,257,439         6,319,414
12/31/04 Net Rentable Square Feet(2)             4,752,637        2,831,303         7,583,940
12/31/04 Percent Occupied                             85.5%            79.7%             83.3%


(1) Excludes divested properties.
(2) Net Rentable Square Feet may change periodically due to the effects of acquisitions, dispositions, and BOMA remeasurement.



                                   Prime Group Realty Trust
                                     Fourth Quarter 2004

              Leasing Activity During the Twelve Months Ended December 31, 2004
----------------------------------------------------------------------------------------------

                                                Wholly           Joint
                                                Owned           Venture            Total
                                             Properties(1)     Properties        Portfolio
                                           ---------------- ---------------- -----------------

12/31/03 Square Feet Occupied                    4,041,565        2,099,101         6,140,666
12/31/03 Percent Occupied                             84.9%            74.1%             80.9%

----------------------------------------------------------------------------------------------

Number of New Leases Commencing                         21                7                28
Square Feet of New Leases Commencing               203,532          151,248           354,780

----------------------------------------------------------- ---------------- -----------------

Number of Expansions Commencing                         18                2                20
Square Feet of Expansions Commencing                30,663           72,485           103,148

----------------------------------------------------------------------------------------------

Number of Move Outs                                     39                5                44
Square Feet of Move Outs                           208,448           42,775           251,223

----------------------------------------------------------------------------------------------

Number of Lease Terminations                             2                1                 3
Square Feet of Lease Terminations                    5,337           22,620            27,957

----------------------------------------------------------------------------------------------

12/31/04 Square Feet Occupied                    4,061,975        2,257,439         6,319,414
12/31/04 Net Rentable Square Feet(2)             4,752,637        2,831,303         7,583,940
12/31/04 Percent Occupied                             85.5%            79.7%             83.3%


(1)  Excludes divested properties.
(2)  Net Rentable Square Feet may change periodically due to the effects of acquisitions, dispositions, and BOMA remeasurement.



                                       Prime Group Realty Trust
                                          Fourth Quarter 2004

                              Tenant Retention During Fourth Quarter 2004
-------------------------------------------------------------------------------------------------------


                                                                Wholly         Joint
                                                                Owned         Venture         Total
                                                             Properties(5)   Properties     Portfolio
                                                            -------------- -------------- -------------

Number of Renewals(1)                                                  11              -            11
Number of Extensions(1)                                                 6              -             6

-------------------------------------------------------------------------------------------------------

Square Feet up for Renewal(2)                                     172,907              -       172,907

Square Feet of Leases Renewed                                      90,097              -        90,097
Square Feet of Leases Extended                                      9,862              -         9,862
                                                            -------------- -------------- -------------
Total Retained                                                     99,959              -        99,959
Percent Retained                                                     57.8%           N/A          57.8%

-------------------------------------------------------------------------------------------------------

Old Gross Rental Rate Including Straight-Line Rent(3)              $27.61        $     -        $27.61
New Gross Rental Rate Including Straight-Line Rent(3)              $22.92        $     -        $22.92
Percent Change in Gross Rental Rate                                 -17.0%           N/A         -17.0%

-------------------------------------------------------------------------------------------------------

Old Gross Rental Rate Excluding Straight-Line Rent(4)              $28.26        $     -        $28.26
New Gross Rental Rate Excluding Straight-Line Rent(4)              $22.14        $     -        $22.14
Percent Change in Gross Rental Rate                                 -21.7%           N/A         -21.7%


(1) Renewals include leases with terms of 36 months and greater and extensions include leases with terms of 12-35 months. Excludes all month-to-month leases including leases with lease terms under 12 months.
(2) Square feet up for renewal excludes space occupied by tenants in bankruptcy and lease terminations.
    Also excludes renewals/extensions having a term of less than 12 months.
(3) Old and new gross rental rates including straight-line rent refer to the average gross rental rate over the respective terms.
(4) Old and new gross rental rates excluding straight-line rent refer to the gross rental rate in place at the expiration date of the old lease and the gross rental rate at the commencement date of the new lease, respectively.
(5) Excludes divested properties.



                                        Prime Group Realty Trust
                                          Fourth Quarter 2004

                   Tenant Retention During the Twelve Months Ended December 31, 2004
--------------------------------------------------------------------------------------------------------

                                                               Wholly         Joint
                                                               Owned         Venture          Total
                                                            Properties(5)   Properties      Portfolio
                                                           -------------- -------------- ---------------

Number of Renewals(1)                                                 34              1              35
Number of Extensions(1)                                               27              1              28

---------------------------------------------------------- -------------- -------------- ---------------

Square Feet up for Renewal(2)                                    478,641         63,467         542,108

Square Feet of Leases Renewed                                    190,610          4,423         195,033
Square Feet of Leases Extended                                    79,583         16,269          95,852
                                                           -------------- -------------- ---------------
Total Retained                                                   270,193         20,692         290,885
Percent Retained                                                    56.5%          32.6%           53.7%

--------------------------------------------------------------------------------------------------------

Old Gross Rental Rate Including Straight-Line Rent(3)             $23.82         $46.45          $25.43
New Gross Rental Rate Including Straight-Line Rent(3)             $21.54         $44.28          $23.16
Percent Change in Gross Rental Rate                                 -9.6%          -4.7%           -8.9%

--------------------------------------------------------------------------------------------------------

Old Gross Rental Rate Excluding Straight-Line Rent(4)             $24.56         $46.34          $26.11
New Gross Rental Rate Excluding Straight-Line Rent(4)             $21.90         $43.86          $23.46
Percent Change in Gross Rental Rate                                -10.8%          -5.4%          -10.1%


(1) Renewals include leases with terms of 36 months and greater and extensions include leases with terms of 12-35 months. Excludes all month-to-month leases including leases with lease terms under 12 months.
(2) Square feet up for renewal excludes space occupied by tenants in bankruptcy and lease terminations.
    Also excludes renewals/extensions having a term of less than 12 months.
(3) Old and new gross rental rates including straight-line rent refer to the average gross rental rate over the respective terms.
(4) Old and new gross rental rates excluding straight-line rent refer to the gross rental rate in place at the expiration date of the old lease and the gross rental rate at the commencement date of the new lease, respectively.
(5) Excludes divested properties.



                                    Prime Group Realty Trust
                                      Fourth Quarter 2004

                       Lease Expiration Summary - Wholly Owned Properties
------------------------------------------------------------------------------------------------

                                    Percent of
                  Net Rentable      Net Rentable                     Percent of      Annual Base
     Year         Square Feet       Square Feet     Annual Base     Annual Base      Rent per
   of Lease        Subject to       Subject to        Rent of         Rent of     Square Foot of
  Expiration    Expiring Leases(1) Expiring Leases Expiring Leases Expiring Leases Expiring Leases
--------------  ----------------  --------------- --------------- --------------- ---------------

         2005 (2,3)     610,553            15.8%      8,596,132            12.7%          14.08
         2006           629,618            16.3%      8,411,083            12.4%          13.36
         2007           407,086            10.5%      8,057,071            11.9%          19.79
         2008           424,244            11.0%      6,551,574             9.7%          15.44
         2009           291,642             7.5%      5,367,611             7.9%          18.40
         2010           475,933            12.3%     12,529,499            18.5%          26.33
         2011           234,029             6.0%      4,834,323             7.1%          20.66
         2012           178,853             4.6%      3,614,056             5.3%          20.21
         2013           162,151             4.2%      2,752,508             4.1%          16.97
         2014           254,600             6.6%      2,525,305             3.7%           9.92
  Thereafter            205,077             5.3%      4,636,337             6.8%          22.61
                ---------------- --------------- --------------- --------------- ---------------
Total                 3,873,786           100.0%    $67,875,499           100.0%         $17.52
                ================ =============== =============== =============== ===============


(1) Excludes month-to-month leases, leases at joint venture properties, and leases related to properties held for sale on September 30, 2004.
(2) Expiring leases commencing January 1, 2005.
(3) Of the 2005 net rentable square feet subject to expiring leases, 137,143 square feet has been renewed.



                                          Prime Group Realty Trust
                                            Fourth Quarter 2004

                            Lease Expiration Summary - Joint Venture Properties
------------------------------------------------------------------------------------------------------------

                                     Percent of
                Net Rentable        Net Rentable                         Percent of
    Year         Square Feet        Square Feet        Annual Base       Annual Base        Annual Base
  of Lease       Subject to          Subject to          Rent of           Rent of          Rent PSF of
 Expiration   Expiring Leases(1)   Expiring Leases    Expiring Leases   Expiring Leases    Expiring Leases
------------ ------------------- ------------------ ----------------- ----------------- --------------------

       2005 (2,3)        57,244                2.5%      $   879,989               1.3%              $15.37
       2006              23,273                1.0%          586,816               0.9%               25.21
       2007             451,865               20.1%       13,796,815              20.2%               30.53
       2008              28,039                1.2%          783,780               1.1%               27.95
       2009              58,001                2.6%          791,895               1.2%               13.65
 Thereafter           1,632,977               72.5%       51,585,050              75.4%               31.59
             ------------------- ------------------ ----------------- ----------------- --------------------
Total                 2,251,399              100.0%      $68,424,345             100.0%              $30.39
             =================== ================== ================= ================= ====================


(1) Excludes month-to-month leases.
(2) Expiring leases commencing January 1, 2005.
(3) Of the 2005 net rentable square feet subject to expiring leases, 18,495 square feet has been renewed.


                      Prime Group Realty Trust
                        Fourth Quarter 2004

                Largest Tenants by Annual Gross Rent
--------------------------------------------------------------------


                                                        Percent of
                                       Year to Date       Total
            Tenant(1,4)                 Gross Rent(2)   Gross Rent
            -----------               --------------- --------------

Jenner & Block                           $13,780,000           12.1%
IBM Corporation                            8,362,000            7.4%
ST Holdings Inc(3)                         6,429,000            5.7%
ABN AMRO                                   5,771,000            5.1%
Accenture                                  5,427,000            4.8%
Fifth Third Bank                           2,684,000            2.7%
Aon Consulting                             2,604,000            2.3%
Central Parking (parking lease)            2,086,000            1.8%
Ameritech Information Systems              1,909,000            1.7%
CEDA                                       1,379,000            1.2%
                                      --------------- --------------
Total                                    $50,431,000           44.8%
                                      =============== ==============


(1) Excludes joint venture properties.
(2) Annual Gross Rent excludes straight-line rent.
(3) Lease is guaranteed by Sears, Roebuck and Co.
(4) Argent/Ameriquest, not yet included on this schedule, began paying annualized gross rent of $3,303,140 upon the 11/14/04 expiration of their rent abatement period.


                                 Prime Group Realty Trust
                                    Fourth Quarter 2004

          Portfolio by North American Industry Classification System (NAICS) Code
-------------------------------------------------------------------------------------------


                                                              Percent of      Percent of
NAICS                                                         Total Base     Total Square
 Code                     Classification                        Rent(1)         Feet(1)
------                    --------------                   ---------------- ---------------

   54    Professional, Scientific, and Technical Services             41.5%           36.8%
   52    Finance and Insurance                                        17.6%           20.5%
   31    Manufacturing                                                10.0%           11.5%
   51    Information                                                   7.7%            7.5%
   53    Real Estate and Rental and Leasing                            7.1%            4.6%
   62    Healthcare and Social Assistance                              3.4%            4.2%
   55    Management of Companies and Enterprises                       3.4%            2.8%
   44    Retail Trade                                                  2.1%            0.8%
         Other                                                         7.2%           11.3%
                                                           ---------------- ---------------
                                                                     100.0%          100.0%
                                                           ================ ===============


(1) Excludes joint venture properties.



                                                    Prime Group Realty Trust
                                                      Fourth Quarter 2004

                                                 Board of Trustees and Officers
--------------------------------------------------------------------------------------------------------------------------------

Board of Trustees                                                    Officers
------------------------------------------------------------------   -----------------------------------------------------------

Douglas Crocker II                                                   Steven R. Baron
Chairman of the Board of Trustees, Prime Group Realty Trust          Executive Vice President, CBD Office Leasing
Principal, DC Partners LLC
                                                                     Richard M. FitzPatrick
Ray H. D'Ardenne                                                     Executive Vice President, Chief Financial Officer
Managing Partner, Westfield Capital Partners
                                                                     James F. Hoffman
Jacque M. Ducharme                                                   Executive Vice President, General Counsel and Secretary
Vice Chairman Western Region and Director, Julien J. Studley, Inc.
                                                                     John F. Bucheleres
Daniel A. Lupiani                                                    Senior Vice President, CBD Office Leasing
President, Lupiani & Associates, LLC
                                                                     Paul G. Del Vecchio
Stephen J. Nardi                                                     Senior Vice President, Capital Markets
President, The Nardi Group LLC
                                                                     Roy P. Rendino
Christopher J. Nassetta                                              Senior Vice President, Finance and Chief Accounting Officer
President and Chief Executive Officer, Host Marriott Corporation

Jeffrey A. Patterson                                                 Randel S. Waites
President and Chief Executive Officer, Prime Group Realty Trust      Senior Vice President, Asset Management



